AMERICAN NORTEL COMMUNICATIONS, INC.



                                STOCK OPTION PLAN

                                TABLE OF CONTENTS
                                -----------------
Page
Section 1    PURPOSE                                   1
Section 2.   DEFINITIONS                               1
Section 3.   SHARES SUBJECT TO OPTIONS                 3
Section 4.   EFFECTIVE DATE                            3
Section 5.   COMMITTEE                                 3
Section 6.   ELIGIBILITY                               4
Section 7.   GRANT OF OPTIONS                          4
Section 8.   OPTION PRICE                              4
Section 9.   EXERCISE PERIOD                           5
Section 10.  TRANSFERABILLTY                           5
Section 11.  SECURITIES REGISTRATION AND RESTRICTIONS  6
Section 12.  LIFE OF PLAN                              7
Section 13.  ADJUSTMENT                                7
Section 14.  SALE OR MERGER OF THE COMPANY             8
Section 15.  AMENDMENT OR TERMINATION                  8
Section 16.  MISCELLANEOUS                             9

                      AMERICAN NORTEL COMMUNICATIONS, INC.
                                STOCK OPTION PLAN



SECTION  1.    PURPOSE

     The  purpose  of  this  Plan is to promote the interests of American Nortel
Communications, Inc. (the "Company") by granting Options to purchase Stock to Key Employees and Outside Directors in order to (a) attract and retain Key Employees and Outside Directors; (b) provide an additional incentive to each Key Employee and Key Consultant to work to increase the value of the Stock; and (c) provide each such Key Employee and Outside Director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.



SECTION  2.     DEFINITIONS

     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Option granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all Section references herein shall be construed to mean references to a particular Section of this Plan.

     2.1     BOARD  means  the  Board  of  Directors  of  the  Company.

     2.2     CODE  means  the  Internal  Revenue  Code  of  1986,  as  amended.

     2.3     COMMITTEE  means  the   committee   of   Non-Employee   Directors
appointed by the Board to administer this Plan as contemplated by Section 5; in the absence of such a committee, the term means the Board.

     2.4 COMPANY means American Nortel Communications, Inc, a Wyoming corporation, and any successor to such corporation.

     2.5     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.6 DESIGNATED COMMITTEE means a committee appointed by the Committee in accordance with Section 5.

     2.7 FAIR MARKET VALUE means the average of the closing bid and asked prices for the Stock as reported on the OTC Bulletin Board or, if it is available, the quoted selling price for Stock on the relevant date, as reported in the Wall Street Journal or a similar publication selected by the Committee.
         -------------------

     2.8 INSIDER shall mean an employee who is, at the time of an award made under this Plan, an insider pursuant to Section 16 of the Exchange Act.

     2.9 KEY EMPLOYEE means any employee of the Company or a Subsidiary, who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

     2.10 NON-EMPLOYEE DIRECTOR means any member of the Board of Directors of the Company qualified as such under SEC Rule 16b-3(b)(3)(1) under the Exchange Act, or any successor rule.

     2.11 NON-ISO means any option granted under this Plan to purchase stock which fails to satisfy the requirements of Section 422 of the Code or has been specifically denominated as a non-ISO by the Committee as of the time the option is granted.

     2.12     OPTION  means  a  Non-ISO.

     2.13 OPTION AGREEMENT means the written agreement or instrument which sets forth the terms of an Option granted under this Plan.

     2.14 OPTION PRICE means the price which shall be paid to purchase one share of stock upon the exercise of an Option granted under this Plan.

     2.15 OUTSIDE DIRECTOR means any member of the Board of Directors of the Company who is not employed by the Company, regardless of whether such person qualifies as a Non-Employee Director.

     2.16 PARENT CORPORATION means any corporation which is a parent corporation of the Company within the meaning of Section 424(e) of the Code.

     2.17 PLAN means the American Nortel Communications, Inc. Stock Option Plan, as amended from time to time.

     2.18     SECURITIES  ACT  means  the  Securities  Act  of 1933, as amended.

     2.19     SEC  means  the  Securities  Exchange  Commission.

     2.20     STOCK  means  the  Common  Stock  of  the  Company.

       2.21 SUBSIDIARY means any corporation which is a subsidiary corporation of the
Company  within  the  meaning  of  Section  424(f)  of  the  Code.


SECTION  3.   SHARES  SUBJECT  TO  OPTIONS


     There shall be 1,750,000 shares of Stock reserved for issuance in connection with Options granted under this Plan. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option which remain after the cancellation, expiration or exchange of such Option for another Option thereafter shall again become available for use under this Plan. All Options granted under this Plan shall be Non-ISOs.


SECTION  4.     EFFECTIVE  DATE

     The  effective  date  of  this  Plan  shall  be  July  8,  2000.


SECTION  5.     COMMITTEE

     If the Board includes at least two Non-Employee Directors, this Plan shall be administered by a Committee consisting solely of not less than two (2) Non-Employee Directors; otherwise, as Plan shall be administered by the Board. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan. Furthermore, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Employee or Outside Director and on each other person directly or indirectly affected by such action.

SECTION  6.     ELIGIBILITY

     Only Key Employees and Non-Employee Directors shall be eligible for the grant of Options under this Plan.


SECTION  7.     GRANT  OF  OPTIONS

     7.1 COMMITTEE ACTION. The Committee acting in its absolute discretion shall grant Options to Key Employees under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options. Options shall be granted to Non-Employee Directors as provided in Section 7.3 of this Plan. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a limitation on the number of shares subject to the Option which first became exercisable or subject to surrender during any particular period.

     7.2 GRANTS OF NON-ISOS TO OUTSIDE DIRECTORS. (a) On the last business day of each September during the term of this Plan each then Outside Director shall be granted, without any further action on the part of the Committee, a Non-ISO hereunder to purchase 10,000 shares of Stock at the Fair Market Value of such Stock on the date of grant. If an Outside Director is first elected a director before or after, but not on, the last business day of September, upon such election, such Outside Director shall be automatically granted a non-qualified option to purchase 834 shares of Class A Common Stock for each full month remaining until the last business day in September following the date of the Outside Director's election. Each such Option shall be exercisable in whole or in part one year after the date of grant, provided that such Outside Director has continued as an Outside Director for one year (or until his or her date of death, if earlier), and shall remain exercisable until the tenth anniversary of the date such Option is granted.

SECTION  8.     OPTION  PRICE

     The Option Price for each share of Stock subject to an Option shall not be less than 85% of the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Agreement at the discretion of the Committee
(except for an Option granted to a Non-Employee Director) may provide for the payment of the Option Price either in cash or in Stock acceptable to the Committee or in any combination of cash and Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.


SECTION  9.     EXERCISE  PERIOD

     (a)     Each  Option  granted under this Plan shall be exercisable in whole
or  in  part  at  such  time  or  times     as  set  forth in the related Option
Agreement,  but  no  Option  Agreement  shall  provide  that:

          (1) an Option is exercisable before the date such Option is granted, or

          (2) an Option is exercisable after the date which is the tenth anniversary of the date such Option is granted.

     No Option shall be exercisable until at least six months have elapsed since the date the Option was granted. An Option Agreement may provide for the exercise of an Option after the employment of a Key Employee or service by a Key Consultant has terminated for any reason whatsoever, including death or disability. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to extend the period during which such Option may be exercised as provided in the related Option Agreement; provided, however, that no such extension shall pen-nit an Option to be exercised beyond the date specified in paragraph (b) of this Section or the date applicable to Options granted to a Ten Percent Shareholder, as the case may be.


SECTION  10.  TRANSFERABILITY

     The Committee shall impose such restrictions on the transfer of options granted under the Plan as it may deem advisable, including, without limitation, restrictions deemed necessary or advisable under applicable federal securities laws, under the requirements of any stock exchange or market upon which Stock is then listed in or traded, and under any Blue Sky or state securities laws applicable to such Stock. Upon request of any person receiving an award of an Option under the Plan, the Committee may, in its sole and absolute discretion, determine to remove any such transfer restriction originally imposed and may, in connection with the removal of such transfer restriction, impose such conditions (including restrictions on further transfers of the Option or upon transfers of the Shares upon exercise of the Option) as the Committee, in its discretion, may deem advisable, including, without limitation, restrictions deemed by the Committee to be necessary or advisable in order to comply with applicable federal and state securities laws or the requirements of any stock exchange or market upon which the Stock is then listed or traded. Subject to its authority to impose such conditions on further transfers, the Committee shall authorize the transfer of Options for bona fide estate planning, purposes or for contributions to qualified charities or charitable trusts.

SECTION  11.  SECURITIES  REGISTRATION  AND  RESTRICTIONS

          Each Option Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise or surrender of an Option, the Key Employee or Outside Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement to that effect satisfactory to the Company. Each Option Agreement shall also provide that, if so requested by the Company, the Key Employee or Outside Director shall represent in writing to the Company that he or she will not sell or offer to sell any such shares of Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the Securities Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of (i) an effective registration statement as to such Stock under the Securities Act and any applicable state securities law or (ii) an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Furthermore, the Company shall have the right to require a Key Employee or Outside Director to enter into such stockholder or other related agreements as the Company deems necessary or appropriate under the circumstances as a condition to the issuance of any Stock under this Plan to a Key Employee or Outside Director.

SECTION  12.  LIFE  OF  PLAN

No  Option  shall  be  granted  under  this  Plan  on  or  after  the earlier of

     (a) the tenth anniversary of the original effective date of this Plan as determined under Section 4; provided, however, that after such anniversary date this Plan otherwise shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

     (b) the date on which all of the Stock reserved under Section 3 of this Plan has, as a result of the exercise of Options granted under this Plan, been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

SECTION  13.  ADJUSTMENT

          The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock to be granted from time to time pursuant to
Section 7.3 of this Plan (if permitted by the exemption in Rule 16b-3 under the Exchange Act or any successor rule), and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust in a manner which satisfies the requirements of Section 424(a) of the Code the number of shares of Stock reserved under Section 3 of this Plan and the number of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code that provides for the substitution or assumption of such Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

SECTION  14.  SALE  OR  MERGER  OF  THE  COMPANY

     If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option at the direction and discretion of the Board may be canceled unilaterally by the Company as of the effective date of such transaction in exchange for a payment in cash or Stock, or in a combination of cash and Stock, equal in amount to the excess of the Fair Market Value on such date of the shares represented by the cancelled Options over the Option Price for such shares.

SECTION  15.  AMENDMENT  OR  TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no such amendment shall be made absent the approval of the stockholders of the Company
(a) to increase the aggregate number of shares reserved under Section 3, (b) to change the class of persons eligible for Options under Section 6 or (c) to materially modify the requirements as to eligibility for participation in this Plan, (d) to otherwise materially increase the benefits accruing under this Plan to Plan participants if such approval would be required in order for the Company to comply with applicable law or the rules or regulations of any stock exchange or market on which the Stock is traded or listed. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Company shall not have the right to unilaterally cancel or, in a manner which would materially adversely affect the holder, amend or modify any Option granted before such suspension or termination unless (i) the Key Employee or Outside Director consents in writing to such modification, amendment or cancellation or (ii) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

     It is the intention of the Company that the Plan shall comply with the conditions of Rule 16b-3 of the Exchange Act, as such Rule may from time to time be amended. The Board shall have the authority, without the approval of the stockholders, to amend the Plan from time to time to include any conditions, terms or other provisions which may be required to be set forth in a plan in order for transactions by directors or officers to be exempt under Rule 16b-3 of the Exchange Act or any successor exemption.

SECTION  16.  MISCELLANEOUS

     16.1 NO STOCKHOLDER RIGHTS. No Key Employee or Outside Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Stock subject to such Option to such Key Employee or Non-Employee Director.

          16.2 NO CONTRACT OF EMPLOYMENT. The grant of an Option to a Key Employee or Outside Director under this Plan shall not constitute a contract of employment or consulting or right to continue to serve on the Company's Board of Directors and shall not confer on a Key Employee or Outside Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option.

     16.3 WITHHOLDING. The exercise or surrender of any Option granted under this Plan shall constitute a Key Employee's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

     16.4 CONSTRUCTION. This Plan and the Option Agreements shall be construed under the laws of the State of Arizona.